Exhibit 99.2

THIS THIRD AMENDING AGREEMENT dated as of the 12th day of June, 2006

BETWEEN:

SMTC MANUFACTURING CORPORATION OF CANADA/SOCIETE DE

FABRICATION SMTC DU CANADA

as Canadian Borrower

- and -

WACHOVIA CAPITAL FINANCE CORPORATION (CANADA),

formerly known as Congress Financial Corporation (Canada)

as Lender

WHEREAS Canadian Borrower and Lender entered into a loan agreement dated June 1, 2004 (the “Loan Agreement”) pursuant to which certain credit facilities were established in favour of Canadian Borrower;

AND WHEREAS Canadian Borrower and Lender entered into a subsequent amending agreement in respect of the Loan Agreement dated March 10, 2005 (the “Original Amending Agreement”) amending certain terms and conditions of the Loan Agreement;

AND WHEREAS Canadian Borrower and Lender entered into a first amending agreement in respect of the Loan Agreement dated March 31, 2005 (the “First Amending Agreement”) amending certain terms and conditions of the Loan Agreement and providing that the terms of the First Amending Agreement supercede and replace, in its entirety, the Original Amending Agreement to the effect that the Original Amending Agreement is deemed to have had no force and effect and to the same extent as if it had never been executed and delivered;

AND WHEREAS Canadian Borrower and Lender entered into a second amending agreement in respect of the Loan Agreement dated August 17, 2005 (the “Second Amending Agreement”) amending certain terms and conditions of the Loan Agreement;

AND WHEREAS the parties wish to enter into this agreement to amend certain terms and conditions of the Loan Agreement to, among other things, extend a Term Loan in favour of Canadian Borrower in the principal amount of US$690,000 repayable by Canadian Borrower to Lender in thirty-six (36) equal monthly installments of US$19,167;

NOW THEREFORE THIS THIRD AMENDING AGREEMENT WITNESSES THAT in consideration of the covenants and agreements contained herein and for other good and valuable consideration, the parties hereto agree to amend the Loan Agreement as provided herein:

Section 1 General

In this Third Amending Agreement, unless otherwise defined or the context otherwise requires, all capitalized terms shall have the respective meanings specified in the Loan Agreement.

Section 2 To be Read with Loan Agreement

This Third Amending Agreement is an amendment to the Loan Agreement. Unless the context of this Third Amending Agreement otherwise requires, the Loan Agreement, the First Amending Agreement, the Second Amending Agreement and this Third Amending Agreement shall be read together and shall have effect as if the provisions of the Loan Agreement, the First Amending Agreement, the Second Amending Agreement and this Third Amending Agreement were contained in one agreement. The term “Agreement” when used in the Loan Agreement means the Loan Agreement as amended by the First Amending Agreement, the Second Amending Agreement and this Third Amending Agreement, together with all amendments, modifications, supplements, extensions, renewals, restatements, replacements and novations thereof from time to time.

Section 3 No Novations

Nothing in this Third Amending Agreement, nor in the Loan Agreement when read together with the First Amending Agreement, the Second Amending Agreement and this Third Amending Agreement, shall constitute a novation, payment, re-advance or reduction or termination in respect of any Obligations.

Section 4 Amendments to Loan Agreement

(a)	Section 1.34 (Definitions) of the Loan Agreement is hereby deleted and replaced with the following:

“1.34 Intentionally Deleted.”.

(b)	Section 1.87 (Definitions) of the Loan Agreement is hereby deleted and replaced with the following:

1.85 “Term Loan Advance Date

“Term Loan Advance Date” shall mean the date upon which the US$690,000 Term Loan is made hereunder.

(c)	Section 2.3(a)(i) (Term Loans) of the Loan Agreement is hereby deleted and replaced with the following:

“(i) US$690,000; or”.

(d)	The term “(the “Equipment Appraisal Amount”)” in Section 2.3(a)(ii) (Term Loans) of the Loan Agreement is hereby deleted.

(e)	Section 2.3(f) (Term Loans) of the Loan Agreement is hereby deleted and replaced with the following:

“(f)	Canadian Borrower and Lender acknowledge that the aggregate amount of the Term Loan is US$690,000.”

Section 5 Representations and Warranties

In order to induce Lender to enter into this Third Amending Agreement, Canadian Borrower represents and warrants to Lender as follows, which representations and warranties shall survive the execution and delivery hereof:

(a)	the representations and warranties set forth in Section 8 of the Loan Agreement continue to be true and correct as of the date hereof;

(b)	the execution, delivery and performance of this Third Amending Agreement and the transactions contemplated hereunder are all within Canadian Borrower’s corporate powers, have been duly authorized and are not in contravention of law or the terms of Canadian Borrower’s certificate of incorporation, by-laws or other organizational documentation, or any indenture, agreement or undertaking to which Canadian Borrower is a party or by which Canadian Borrower or its property is bound;

(c)	Canadian Borrower has duly executed and delivered this Third Amending Agreement;

(d)	this Third Amending Agreement constitutes a legal, valid and binding obligation of Canadian Borrower, enforceable against it by Lender in accordance with its terms;

(e)	no Event of Default exists; and

(f)	Canadian Borrower is in compliance with the covenants contained in Section 6, Section 7 and Section 9 of the Loan Agreement.

Section 6 Conditions Precedent

This Third Amending Agreement shall not be effective until each of the following conditions has been met to the satisfaction of Lender or has been waived in writing (in whole or in part) by Lender in its sole discretion:

(a)	Lender has received, in form and substance satisfactory to Lender, an original copy of each of the following documents:

(i)	this Third Amending Agreement executed by Canadian Borrower and the other Obligors party hereto;

(ii)	a Term Note executed by Canadian Borrower;

(iii)	documentation in connection with corporate actions and proceedings which Lender may have requested in connection herewith, such documents where requested by Lender or its counsel to be certified by appropriate corporate officers or governmental authorities;

(iv)	a certificate of incumbency executed by Canadian Borrower;

(v)	all consents, waivers, acknowledgements and other agreements from third parties which Lender may deem necessary or desirable in order to give effect to the provisions or purposes of this Third Amending Agreement or to ensure its first ranking priority in and to the Collateral;

(vi)	originals or copies, as determined by Lender, of such other documents, instruments as are required by Lender, including all other documents listed on the closing agenda (if any) relating to the transactions contemplated herein;

(b)	Canadian Borrower has paid all fees, expenses and disbursements, including, without limitation, reasonable legal fees, incurred by or payable to Lender in connection with this Third Amending Agreement;

(c)	all requisite corporate actions and proceedings and searches and registrations in connection with this Third Amending Agreement shall have been completed;

(d)	no Event of Default exists;

(e)	no material adverse change shall have occurred with respect to Canadian Borrower or any Obligor since the date of Lender’s latest field examination and no change or event shall have occurred which would have a material adverse effect on Canadian Borrower or any Obligor;

(f)	Canadian Borrower has repaid to Lender all amounts outstanding (US$180,556.00) in respect of the Term Loan advanced on June 1, 2004.

Section 7 Expenses

Canadian Borrower shall pay all fees, expenses and disbursements including, without limitation, reasonable legal fees, incurred by or payable to Lender in connection with the preparation, negotiation, completion, execution, delivery and review of this Third Amending Agreement and all other documents and instruments arising therefrom and/or executed in connection therewith.

Section 8 Continuance of Loan Agreement and Security

The Loan Agreement, as changed, altered, amended or modified by the First Amending Agreement, the Second Amending Agreement and this Third Amending Agreement, shall be and continue in full force and effect and is hereby confirmed and the rights and obligations of all parties thereunder shall not be affected or prejudiced in any manner except as specifically provided for in the First Amending Agreement, the Second Amending Agreement and herein. It is agreed and confirmed that after giving effect to this Third Amending Agreement, all security delivered by Canadian Borrower and any Obligor secures the payment of all of the Obligations including, without limitation, the obligations arising under the Loan Agreement, as amended by the terms of the First Amending Agreement, the Second Amending Agreement and this Third Amending Agreement.

Section 9 Counterparts

This Third Amending Agreement may be executed in any number of separate original or facsimile counterparts, each of which shall be deemed an original and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

Section 10 Governing Law

The validity, interpretation and enforcement of this Third Amending Agreement and any dispute arising out of the relationship between the parties hereto, whether in contract, tort, equity or otherwise, shall be governed by the laws of the Province of Ontario and the federal laws of Canada applicable therein.

Section 11 Undertaking

Canadian Borrower undertakes to use commercially reasonable efforts to obtain and deliver to Lender duly executed copies, from the applicable parties, of each of the acknowledgments attached as Exhibit “A” hereto.

[Signature Page Follows]

IN WITNESS WHEREOF the parties hereto have executed this Third Amending Agreement as of the day and year first above written.

LENDER		CANADIAN BORROWER

WACHOVIA CAPITAL FINANCE CORPORATION (CANADA)		SMTC MANUFACTURING CORPORATION OF CANADA/SOCIETE DE FABRICATION SMTC DU CANADA

By:	/s/ Niall Hamilton	By:	/s/ John Caldwell
Name:	Niall Hamilton	Name:	John Caldwell
Title:	Senior Vice President	Title:	President and CEO

Address: 141 Adelaide Street West, Suite 1500 Toronto, Ontario, M5H 3L5 Fax: (416) 364-6068		Address: 635 Hood Road Markham, Ontario, L3R 4N6 Fax No: (905) 479-5326

Each of the undersigned Obligors hereby:

(a)	acknowledges, confirms and agrees that such Obligor’s Financing Agreements (as each of the same may have been amended, modified, supplemented, extended, renewed, restated or replaced) remain in full force and effect as at the date hereof in respect of the Obligations under the Loan Agreement; and

(b)	acknowledges and confirms that such Obligor has received a copy of the Loan Agreement and this Third Amending Agreement and understands the terms thereof.

Dated as of the 12th day of June, 2006.

SMTC NOVA SCOTIA COMPANY		940862 ONTARIO INC.

By:	/s/ John Caldwell	By:	/s/ John Caldwell
Name:	John Caldwell	Name:	John Caldwell
Title:	President and CEO	Title:	President and CEO

SMTC MANUFACTURING CORPORATION OF CALIFORNIA		SMTC MANUFACTURING CORPORATION OF MASSACHUSETTS

By:	/s/ John Caldwell	By:	/s/ John Caldwell
Name:	John Caldwell	Name:	John Caldwell
Title:	President and CEO	Title:	President and CEO

SMTC MANUFACTURING CORPORATION OF WISCONSIN		SMTC MEX HOLDINGS, INC.

By:	/s/ John Caldwell	By:	/s/ John Caldwell
Name:	John Caldwell	Name:	John Caldwell
Title:	President and CEO	Title:	President and CEO

SMTC CORPORATION		SMTC MANUFACTURING CORPORATION OF NORTH CAROLINA

By:	/s/ John Caldwell	By:	/s/ John Caldwell
Name:	John Caldwell	Name:	John Caldwell
Title:	President and CEO	Title:	President and CEO

HTM HOLDINGS, INC.		RADIO COMPONENTES DE MEXICO, S.A. DE C.V.

By:	/s/ John Caldwell	By:	/s/ John Caldwell
Name:	John Caldwell	Name:	John Caldwell
Title:	President and CEO	Title:	President and CEO

SMTC DE CHIHUAHUA, S.A. DE C.V.

By:	/s/ John Caldwell
Name:	John Caldwell
Title:	President and CEO

EXHIBIT “A”

ACKNOWLEDGMENT

TO:	WACHOVIA CAPITAL FINANCE CORPORATION (CANADA) (the “Secured Party”)

RE:	SMTC MANUFACTURING CORPORATION OF CANADA (the “Debtor”)

The undersigned hereby refers to the following registration against the Debtor in favour of the undersigned registered under the Personal Property Security Act (Ontario) (“PPSA”) (the “Existing Registration”):

REGISTRATION NUMBER	FILE NO.	COLLATERAL CLASSIFICATION	EXISTING SECURITY DESCRIPTION

20060425 1658 1462 9096	624575034	Equipment and Other	All goods supplied by the secured party pursuant to a lease between the debtor and the secured party, together with all parts and accessories thereto and all replacements or substitutions for such goods and proceeds thereof (proceeds as defined in the Personal Property Security Act (On)) and any insurance proceeds resulting therefrom.

For valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned hereby agrees with the Secured Party as follows:

1.	The Existing Registration and any security granted to the undersigned by the Debtor in respect of which the Existing Registration has been made (the “Existing Security”) relates solely to the collateral described in Schedule A attached hereto together with all attachments accessories, additions thereto and all proceeds derived therefrom (the “Collateral”) and does not extend to any other personal property of the Debtor.

2.	Nothing herein shall affect the rights or priorities of the undersigned in and to the Existing Security.

3.	This agreement shall be binding upon the undersigned and its successors, transferees and assigns.

Dated this      day of                     , 2006.

CBSC CAPITAL INC.

By:
Name:
Title:

Schedule A

Collateral

[NTD: Please describe collateral with serial numbers.]

ACKNOWLEDGMENT

TO:	WACHOVIA CAPITAL FINANCE CORPORATION (CANADA) (the “Secured Party”)

RE:	SMTC MANUFACTURING CORPORATION OF CANADA (the “Debtor”)

The undersigned hereby refers to the following registration against the Debtor in favour of the undersigned registered under the Personal Property Security Act (Ontario) (“PPSA”) (the “Existing Registration”):

REGISTRATION NUMBER	FILE NO.	COLLATERAL CLASSIFICATION	EXISTING SECURITY DESCRIPTION

20050922 1444 8077 2751	619107669	Equipment and Other	All Dell and non Dell computer equipment and peripherals wherever located heretofore or hereafter leased to debtor by secured party pursuant to an equipment lease 465439-001 together with all substitutions, additions, accessions and replacements thereto and thereof now and hereafter installed in, affixed to, or used in conjunction with such equipment and proceeds thereof together with all rental or installment payments, insurance proceeds, other proceeds and payments due or to become due and arising from or relating to such equipment. Proceeds all present and after-acquired personal property.

For valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned hereby agrees with the Secured Party as follows:

1.	The Existing Registration and any security granted to the undersigned by the Debtor in respect of which the Existing Registration has been made (the “Existing Security”) relates solely to the collateral described in Schedule A attached hereto together with all attachments accessories, additions thereto and all proceeds derived therefrom (the “Collateral”) and does not extend to any other personal property of the Debtor.

2.	Nothing herein shall affect the rights or priorities of the undersigned in and to the Existing Security.

3.	This agreement shall be binding upon the undersigned and its successors, transferees and assigns.

Dated this      day of                     , 2006.

DELL FINANCIAL SERVICES CANADA LIMITED

By:
Name:
Title:

Schedule A

Collateral

[NTD: Please describe collateral with serial numbers.]

ACKNOWLEDGMENT

TO:	WACHOVIA CAPITAL FINANCE CORPORATION (CANADA) (the “Secured Party”)

RE:	SMTC MANUFACTURING CORPORATION OF CANADA (the “Debtor”)

The undersigned hereby refers to the following registration against the Debtor in favour of the undersigned registered under the Personal Property Security Act (Ontario) (“PPSA”) (the “Existing Registration”):

REGISTRATION NUMBER	FILE NO.	COLLATERAL CLASSIFICATION	EXISTING SECURITY DESCRIPTION

20040927 1941 1531 8865	609327279	Equipment and Other	Goods consisting of equipment (including substitutions therefore and replacements thereto) which is subject to any schedule entered into from time to time pursuant to equipment leasing agreement no.CM04522 dated as of September 28, 2004 between the debtor and secured party.

For valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned hereby agrees with the Secured Party as follows:

1.	The Existing Registration and any security granted to the undersigned by the Debtor in respect of which the Existing Registration has been made (the “Existing Security”) relates solely to the collateral described in Schedule A attached hereto together with all attachments accessories, additions thereto and all proceeds derived therefrom (the “Collateral”) and does not extend to any other personal property of the Debtor.

2.	Nothing herein shall affect the rights or priorities of the undersigned in and to the Existing Security.

3.	This agreement shall be binding upon the undersigned and its successors, transferees and assigns.

Dated this      day of                     , 2006.

KEY EQUIPMENT FINANCE CANADA LTD.

By:
Name:
Title:

Schedule A

Collateral

[NTD: Please describe collateral with serial numbers.]

ACKNOWLEDGMENT

TO:	WACHOVIA CAPITAL FINANCE CORPORATION (CANADA) (the “Secured Party”)

RE:	SMTC MANUFACTURING CORPORATION OF CANADA (the “Debtor”)

The undersigned hereby refers to the following registration against the Debtor in favour of the undersigned registered under the Personal Property Security Act (Ontario) (“PPSA”) (the “Existing Registration”):

REGISTRATION NUMBER	FILE NO.	COLLATERAL CLASSIFICATION	EXISTING SECURITY DESCRIPTION

20040408 1759 1862 3376	604474578	Inventory, Equipment, Accounts, Other and Motor Vehicle	All current and after-acquired personal property of the debtor

For valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned hereby agrees with the Secured Party as follows:

1.	The Existing Registration and any security granted to the undersigned by the Debtor in respect of which the Existing Registration has been made (the “Existing Security”) relates solely to the collateral described in Schedule A attached hereto together with all attachments accessories, additions thereto and all proceeds derived therefrom (the “Collateral”) and does not extend to any other personal property of the Debtor.

2.	Nothing herein shall affect the rights or priorities of the undersigned in and to the Existing Security.

3.	This agreement shall be binding upon the undersigned and its successors, transferees and assigns.

Dated this      day of                     , 2006.

EXPEDITORS INTERNATIONAL OF WASHINGTON, INC.

By:
Name:
Title:

Schedule A

Collateral

[NTD: Please describe collateral with serial numbers.]